                                                                    EXHIBIT 99.1





Contact:    Todd Fromer or Michael Cimini
            KCSA Worldwide
            212-682-6300

                           SOURCE INTERLINK COMPANIES
                       RESTATEMENT OF FINANCIAL STATEMENTS

BONITA SPRINGS, FL, MARCH 3, 2004 - SOURCE INTERLINK COMPANIES (NASDAQ: SORC) announced that it has restated its financial statements to include positive adjustments to the Company's revenues and earnings per share for each of the three fiscal years ended January 31, 2003, 2002 and 2001 and the fiscal quarters and nine-month periods ended October 31, 2003 and 2002. The Company also made corresponding reclassifications of certain assets and liabilities and a negative adjustment to its shareholders' equity of approximately $2.3 million, or approximately 2% of total equity, at January 31, 2000. These adjustments arise from the revision of the Company's accounting treatment for revenue recognition related to its rebate claim filing business which is a small part of its net sales. The Company determined that this change was appropriate during the course of the preparation of an amendment to its registration statement on Form S-3, which was filed with the Securities and Exchange Commission today in connection with the Company's proposed offering of 4,000,000 shares of its common stock, including 3,000,000 shares to be offered by the Company and 1,000,000 shares to be offered by selling shareholders. Previously, revenues from the filing of rebate claims with publishers on behalf of retailers were recognized at the time the claim was filed. Based on guidance in the SEC's Staff Accounting Bulletin No. 104, the Company will now recognize revenue upon collection (rather than filing) of the claims.

The Company has filed with the SEC its amended Annual Report on Form 10-K for its fiscal year ended January 31, 2003, as well as its amended Quarterly Report on Form 10-Q for the period ended October 31, 2003, to reflect these adjustments.

The effects of these adjustments, as well as the effects on other income statement data and on certain of the Company's cash flow data, are set forth below for and at the end of these periods in the following tables:

($ in thousands, except per share
data)                                                             Fiscal Year Ended January 31,
                                        --------------------------------------------------------------------------------------
                                                    2003                         2002                          2001
                                        --------------------------    --------------------------    --------------------------
                                            As                            As                            As
                                         previously        As          previously        As         previously          As
                                         reported       restated       reported        Restated      reported        Restated
                                        -----------    -----------    -----------    -----------    -----------    -----------
Income Statement Data:
Net sales ...........................   $   290,436    $   290,894    $   237,702    $   238,923    $    91,748    $    92,423
Gross profit ........................        74,091         74,411         61,711         62,566         38,159         38,631
Net income (loss) ...................         7,146          7,338        (73,378)       (72,865)         5,834          6,117
Basic net income per share (loss) ...          0.39           0.40          (4.10)         (4.07)          0.33           0.35
Diluted net income per share (loss) .          0.39           0.40          (4.10)         (4.07)          0.32           0.33
Cash Flow Data:
Operating cash flow .................        16,241         20,634         14,396         (1,602)         8,718          7,295
Investing cash flow .................        (8,443)       (12,836)       (13,728)         2,270         (8,839)        (7,416)


($ in thousands)                         At January 31, 2003           At January 31, 2002
                                      --------------------------    --------------------------
                                           As                            As
                                       previously        As          previously        As
                                       reported       restated       reported       Restated
                                      -----------    -----------    -----------    -----------
Balance Sheet Data:
Current assets ....................   $    83,756   $    84,627   $    95,510   $    95,556
Total assets ......................       156,368       157,239       164,384       164,430
Current liabilities ...............        85,969        88,146       103,436       104,980
Total liabilities .................       104,143       106,320       119,343       120,887
Shareholders' equity ..............        52,225        50,919        45,041        43,543


($ in thousands, except
per share data)
                                            Three Months Ended                                Nine Months Ended
                                                 October 31,                                     October 31,
                               ---------------------------------------------   ------------------------------------------------
                                       2003                     2002                  2003                       2002
                               ---------------------   ---------------------   ----------------------    ----------------------
                                   As                      As                      As                        As
                               previously     As       previously     As       previously      As        previously       As
                                reported   restated     reported   Restated     reported    Restated      reported     Restated
                               ----------  ---------   ----------  ---------   ----------   ---------    ----------   ---------
Income Statement Data:
Net sales ..................   $  92,024   $  92,229   $  80,942   $  81,214   $ 258,195    $ 258,687    $ 221,551    $ 222,234
Gross profit ...............      24,795      24,938      20,194      20,384      68,356       68,701       56,615       57,094
Net income .................       4,010       4,096       2,789       2,903       7,509        7,716        5,452        5,739
Basic net income per share .        0.22        0.22        0.15        0.16        0.41         0.42         0.30         0.32
Diluted net income per share        0.20        0.20        0.15        0.16        0.39         0.40         0.29         0.31
Cash Flow Data:
Operating cash flow ........        --          --          --          --         3,237       (2,081)      13,310       12,752
Investing cash flow ........        --          --          --          --        (3,834)       1,484       (7,823)      (7,265)

($ in thousands)                          At October 31, 2003          At January 31, 2003
                                      --------------------------    --------------------------
                                           As                            As
                                       previously        As          previously        As
                                        reported      restated       reported       Restated
                                      -----------    -----------    -----------    -----------
Balance Sheet Data:
Current assets ....................   $   101,151   $   101,884   $    83,756   $    84,627
Total assets ......................       180,850       181,583       156,368       157,239
Current liabilities ...............        67,349        69,181        85,969        88,146
Total liabilities .................       116,742       118,574       104,143       106,320
Shareholders' equity ..............        64,108        63,009        52,225        50,919


A registration statement relating to these securities has been filed with the Securities and Exchange Commission but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.

A copy of the final prospectus may be obtained from the office of Jefferies & Company, Inc. 520 Madison Avenue, New York, New York 10022, or Needham & Company, Inc., 445 Park Avenue, New York, New York 10017.

                                       ###

Source Interlink Companies is the largest direct-to-retail magazine distributor in the United States and a leading provider in the United States of design, manufacture and management services to the front-end of supermarkets, discount stores, drug stores, convenience stores, terminals and newsstands.